Exhibit 4.2

OCCIDENTAL PETROLEUM CORPORATION

Officer’s Certificate

August 8, 2019

Pursuant to Section 201 and Section 301 of the Indenture, dated as of August 8, 2019 (the “Indenture”), between Occidental Petroleum Corporation, a Delaware corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), the terms of the following ten series of Securities to be issued pursuant to the Indenture are as follows:

1.          Authorization. The establishment of ten new series of Securities of the Company has been approved and authorized in accordance with the provisions of the Indenture pursuant to resolutions adopted by the Board of Directors of the Company on May 5, 2019 and July 11, 2019.

2.          Compliance with Covenants and Conditions Precedent. All covenants and conditions precedent provided for in the Indenture relating to the establishment of such series of Securities have been complied with.

3.          Terms. The terms of the series of Securities established pursuant to this Officer’s Certificate shall be as follows:

(i)           Title. The titles of the series of Securities are as follows:

(1)	the “Floating Rate Senior Notes due February 2021” (the “February 2021 Floating Rate Notes”);

(2)	the “Floating Rate Senior Notes due August 2021” (the “August 2021 Floating Rate Notes”);

(3)	the “Floating Rate Senior Notes due 2022” (the “2022 Floating Rate Notes” and, together with the February 2021 Floating Rate Notes and the August 2021 Floating Rate Notes, the “Floating Rate Notes”);

(4)	the “2.600% Senior Notes due 2021” (the “2021 Notes”);

(5)	the “2.700% Senior Notes due 2022” (the “2022 Notes”);

(6)	the “2.900% Senior Notes due 2024” (the “2024 Notes”);

(7)	the “3.200% Senior Notes due 2026” (the “2026 Notes”);

(8)	the “3.500% Senior Notes due 2029” (the “2029 Notes”);

(9)	the “4.300% Senior Notes due 2039” (the “2039 Notes”); and

(10)	the “4.400% Senior Notes due 2049” (the “2049 Notes” and, together with the 2021 Notes, the 2022 Notes, the 2024 Notes, the 2026 Notes, the 2029 Notes and the 2039 Notes, the “Fixed Rate Notes”).

The Floating Rate Notes and the Fixed Rate Notes are collectively referred to herein as the “Notes”.

(ii)       Initial Aggregate Principal Amount. The initial aggregate principal amount of Notes of each series, which may be authenticated and delivered pursuant to the Indenture (except for Notes of such series authenticated and delivered upon registration of transfer of or in exchange for, or in lieu of, other Notes of such series pursuant to Sections 305, 306, 906 and 1107 of the Indenture), is as follows:

(1)	in the case of the February 2021 Floating Rate Notes, $500,000,000;

(2)	in the case of the August 2021 Floating Rate Notes, $500,000,000;

(3)	in the case of the 2022 Floating Rate Notes, $1,500,000,000;

(4)	in the case of the 2021 Notes, $1,500,000,000;

(5)	in the case of the 2022 Notes, $2,000,000,000;

(6)	in the case of the 2024 Notes, $3,000,000,000;

(7)	in the case of the 2026 Notes, $1,000,000,000;

(8)	in the case of the 2029 Notes, $1,500,000,000;

(9)	in the case of the 2039 Notes, $750,000,000; and

(10)	in the case of the 2049 Notes, $750,000,000.

(iii)        Book-Entry Form. The Notes of each series will be issued in book-entry form (“Book-Entry Notes”) and represented by one or more definitive global Notes (the “Global Notes”). The initial Depositary with respect to the Global Notes will be The Depository Trust Company. Book-Entry Notes of any series will not be exchangeable for Notes in definitive form (“Definitive Notes”) except as provided in Section 305 of the Indenture.

(iv)        Persons to Whom Interest Payable. Interest payable on any Interest Payment Date (as defined below) with respect to a Note of any series will be paid to the Person in whose name such Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for the Notes of such series (whether or not a Business Day) with respect to such Interest Payment Date.

2

(v)        Stated Maturity. The principal amount of the Notes of each series will be payable on the respective dates set forth below, subject to earlier redemption as set forth in paragraph (viii) below:

(1)	in the case of the February 2021 Floating Rate Notes, February 8, 2021;

(2)	in the case of the August 2021 Floating Rate Notes, August 13, 2021;

(3)	in the case of the 2022 Floating Rate Notes, August 15, 2022;

(4)	in the case of the 2021 Notes, August 13, 2021;

(5)	in the case of the 2022 Notes, August 15, 2022;

(6)	in the case of the 2024 Notes, August 15, 2024;

(7)	in the case of the 2026 Notes, August 15, 2026;

(8)	in the case of the 2029 Notes, August 15, 2029;

(9)	in the case of the 2039 Notes, August 15, 2039; and

(10)	in the case of the 2049 Notes, August 15, 2049.

(vi)         Rate of Interest; Interest Payment Dates; Regular Record Dates; Accrual of Interest.

Floating Rate Notes

The February 2021 Floating Rate Notes will bear interest at a floating rate, reset quarterly, equal to the three-month LIBOR plus 0.950% per annum. The August 2021 Floating Rate Notes will bear interest at a floating rate, reset quarterly, equal to the three-month LIBOR plus 1.250% per annum. The 2022 Floating Rate Notes will bear interest at a floating rate, reset quarterly, equal to the three-month LIBOR plus 1.450% per annum. Interest on the February 2021 Floating Rate Notes will be payable quarterly in arrears on February 8, May 8, August 8 and November 8 of each year, commencing on November 8, 2019. Interest on the August 2021 Floating Rate Notes will be payable quarterly in arrears on February 13, May 13, August 13 and November 13 of each year, commencing on November 13, 2019. Interest on the 2022 Floating Rate Notes will be payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing on November 15, 2019. The Regular Record Date for each series of Floating Rate Notes shall be the February 1, May 1, August 1 or November 1 (whether or not a Business Day), as the case may be, immediately preceding the applicable Floating Rate Notes Interest Payment Date (as defined below).

“Floating Rate Interest Payment Date” refers, as applicable, to (i) in the case of the February 2021 Floating Rate Notes, February 8, May 8, August 8 or November 8 of each year, (ii) in the case of the August 2021 Floating Rate Notes, February 13, May 13, August 13 or November 13 of each year or (iii) in the case of the 2022 Floating Rate Notes, February 15, May 15, August 15 or November 15 of each year.

3

Interest on each series of Floating Rate Notes will accrue from and including August 8, 2019, to but excluding the first Floating Rate Notes Interest Payment Date and then from and including the immediately preceding Floating Rate Notes Interest Payment Date to which interest has been paid or duly provided for to, but excluding the next Floating Rate Notes Interest Payment Date, redemption date or maturity date, as the case may be. The amount of accrued interest that will be paid with respect to each series of Floating Rate Notes for any interest period will be calculated by multiplying the face amount of the applicable series of Floating Rate Notes then outstanding by an accrued interest factor. The accrued interest factor will be computed by adding the interest factor calculated for each day from August 8, 2019, or from the last date for which interest has been paid or duly provided in respect of the applicable series of Floating Rate Notes, to the date for which accrued interest is being calculated. The interest factor for each day will be computed by dividing the interest rate applicable to that day by 360.

With respect to each series of Floating Rate Notes, LIBOR will be calculated, and, if necessary, replaced as set forth in applicable certificate evidencing such series of Floating Rate Notes, the forms of which are attached as exhibits hereto.

Fixed Rate Notes

The 2021 Notes will bear interest at the rate of 2.600% per annum. The 2022 Notes will bear interest at the rate of 2.700% per annum. The 2024 Notes will bear interest at the rate of 2.900% per annum. The 2026 Notes will bear interest at the rate of 3.200% per annum. The 2029 Notes will bear interest at the rate of 3.500% per annum. The 2039 Notes will bear interest at the rate of 4.300% per annum. The 2049 Notes will bear interest at the rate of 4.400% per annum. Interest on the 2021 Notes will be payable-semiannually in arrears on February 13 and August 13 of each year, commencing on February 13, 2020. Interest on each other series of Fixed Rate Notes will be payable semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2020. The Regular Record Date for each series of Fixed Rate Notes shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding the applicable Fixed Rate Notes Interest Payment Date.

“Fixed Rate Notes Interest Payment Date” refers, as applicable, to (i) in the case of each series of Fixed Rate Notes (other than the 2021 Notes), February 15 or August 15 of each year or (ii) in the case of the 2021 Notes, February 13 or August 13 of each year.

The Fixed Rate Notes of each series will bear interest from and including August 8, 2019 or from and including the most recent Fixed Rate Notes Interest Payment Date to or for which interest has been paid or duly provided until the principal thereof is paid or made available for payment. Interest payments on the Fixed Rate Notes of each series shall be the amount of interest accrued from and including the most recent Fixed Rate Notes Interest Payment Date for such series for which interest has been paid or duly provided (or from and including August 8, 2019 if no interest has been paid or duly provided with respect to the Fixed Rate Notes of such series), to but excluding the next succeeding Fixed Rate Notes Interest Payment Date for such series (or other day on which such payment of interest on the Fixed Rate Notes of such series is due). Interest on the Fixed Rate Notes of each series will be calculated on the basis of a 360-day year comprised of twelve 30-day months.

4

“Interest Payment Date” refers to a Floating Rate Notes Interest Payment Date or a Fixed Rate Notes Interest Payment Date, as applicable.

(vii)       Place of Payment; Registration of Transfer and Exchange; Notices to Company. Payment of the principal of and interest on the Notes of each series will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date. The Notes of each series may be presented for exchange and registration of transfer at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York or at the office of any transfer agent hereafter designated by the Company for such purpose. Notices and demands to or upon the Company in respect of the Notes of any series and the Indenture may be mailed by regular mail, sent by overnight courier, delivered, e-mailed or faxed to Occidental Petroleum Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046, Attention: Treasurer, e-mail: TreasuryFinance@oxy.com, or, in each case, at any other address, fax number or e-mail address previously furnished by the Company by notice to the Trustee for itself and for the benefit of the Holders.

(viii)      Redemption. The Notes of each series are entitled to special mandatory redemption on the terms and subject to the conditions set forth in the form of certificate evidencing the Notes of such series attached as an exhibit hereto. The Notes of each series are not entitled to any other mandatory redemption or sinking fund payments. The Notes of each series (other than the February 2021 Floating Rate Notes) are redeemable, in whole at any time or in part from time to time, at the option of the Company on the terms and subject to the conditions set forth in the form of certificate evidencing the Notes of such series attached as an exhibit hereto and in the Indenture.

(ix)       Denominations. The Notes of each series are issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(x)        Security Register; Paying Agent. The Security Register for the Notes of each series will be initially maintained at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York or at the office of any transfer agent hereafter designated by the Company for such purpose. The Company hereby appoints the Trustee as the initial Securities Registrar, transfer agent and Paying Agent for the Notes of each series.

5

(xi)        Further Issues. The Company may, from time to time, without notice to or the consent of the Holders of the Notes of any series, reopen the Notes of such series and issue additional Notes of such series.

(xii)        Form. The certificates evidencing the Notes of each series will be in substantially the form set forth in Exhibit A, in the case of the February 2021 Floating Rate Notes, Exhibit B, in the case of the August 2021 Floating Rate Notes, Exhibit C, in the case of the 2022 Floating Rate Notes, Exhibit D, in the case of the 2021 Notes, Exhibit E, in the case of the 2022 Notes, Exhibit F, in the case of the 2024 Notes, Exhibit G, in the case of the 2026 Notes, Exhibit H, in the case of the 2029 Notes, Exhibit I, in the case of the 2039 Notes, and Exhibit J, in the case of the 2049 Notes, each attached hereto; provided that if Definitive Notes of any series are issued in exchange for interests in Global Notes of such series, then the legend appearing on the first page and the “Schedule of Exchanges of Interests in the Global Note” appearing on the last page (and all references thereto) of the certificate evidencing the Notes  of such series attached as an exhibit hereto, shall be removed from the Definitive Notes of such series. The Notes of each series shall have such other terms and provisions as are set forth in the form of certificate evidencing the Notes of such series attached as an exhibit hereto, all of which terms and provisions are incorporated by reference in and made a part of this Officer’s Certificate as if set forth in full herein.

(xiii)       Tax Withholding. In order for the Trustee to comply with Applicable Law that a foreign financial institution, or issuer, trustee, paying agent, holder or other institution is or has agreed to be subject to related to the Indenture, the Company agrees (i) to provide the Trustee sufficient information about Holders or other applicable parties and/or transactions (including any modification to the terms of such transactions) in the Company’s possession that is reasonably requested by the Trustee so that the Trustee can determine whether it has tax related obligations under Applicable Law, and (ii) that the Trustee and the Paying Agent shall be entitled to make any withholding or deduction from payments under the Indenture to the extent necessary to comply with Applicable Law.

Terms (whether or not capitalized) that are defined in the Indenture and not otherwise defined herein have the meanings specified in the Indenture.

6

The undersigned, for himself or herself, states, as an officer of the Company, not in his or her individual capacity, that he or she has read and is familiar with the provisions of Sections 102 and 103 of the Indenture relating to the requirements as to content and form of this certificate, Article Two of the Indenture relating to the establishment of the form of certificate representing a series of Securities thereunder and Article Three of the Indenture relating to the establishment of a series of Securities thereunder and, in each case, the definitions therein relating thereto; that the statements made in this certificate are based upon an examination of the Notes of each series, upon an examination of and familiarity with Articles Two and Three of the Indenture and such definitions, upon his or her general knowledge of and familiarity with the affairs of the Company and its acts and proceedings and upon the performance of his or her duties as an officer of the Company; that, in his or her opinion, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the covenants and conditions referred to above have been complied with; and that in his or her opinion, with respect to the foregoing, the covenants and conditions provided for in the Indenture relating to the establishment of the Notes of each series as a series of Securities under the Indenture, and the Trustee’s authentication of such Notes, have been complied with.

[signature page follows]

7

IN WITNESS WHEREOF, the undersigned has hereunto signed this certificate on behalf of the Company as of this 8th day of August, 2019.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Bernard F. Figlock
Name:	Bernard F. Figlock
Title:	Vice President and Treasurer

[Signature Page to Officer’s Certificate Establishing the Notes]

Exhibit A

Form of Certificate Evidencing the Floating Rate Senior Notes due February 2021

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

FLOATING RATE SENIOR NOTE DUE FEBRUARY 2021

NO.	-	PRINCIPAL AMOUNT:
U.S.$

CUSIP: 674599 CT0
ISIN: US674599CT04

ORIGINAL ISSUE DATE:	August 8, 2019
MATURITY DATE:	February 8, 2021
INTEREST RATE:	The interest rate for a particular interest period will be a per annum rate equal to three-month LIBOR, as determined on the relevant interest determination date, plus 0.950%.
INTEREST PAYMENT DATES:	February 8, May 8, August 8 and November 8, commencing November 8, 2019
REGULAR RECORD DATES:	February 1, May 1, August 1 and November 1
REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from August 8, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on February 8, May 8, August 8 and November 8 in each year, commencing on November 8, 2019, at the rate per annum specified above, until the principal hereof is paid or made available for payment. The Bank of New York Mellon Trust Company, N.A., will initially serve as the calculation agent (the “Calculation Agent”). So long as any Notes are outstanding there shall be at all times a Calculation Agent. If the Bank of New York Mellon Trust Company, N.A. is unable or unwilling to continue to act as the Calculation Agent, the Company will appoint another Calculation Agent in its place. The interest determination date for an interest period will be the second London Business Day preceding the first day of such interest period. Promptly upon determination, the Calculation Agent will inform the Trustee and the Company of the interest rate for the next interest period. Absent manifest error, the determination of the interest rate by the Calculation Agent shall be binding and conclusive on all Holders of the Notes, the Trustee and the Company. Interest on the Notes will accrue from and including August 8, 2019, to but excluding the first Interest Payment Date and then from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for to but excluding the next Interest Payment Date, Redemption Date, or Maturity Date, as the case may be. Each of these periods is referred to as an “interest period”. The amount of accrued interest that the Company will pay for any interest period can be calculated by multiplying the face amount of the Notes of this series then Outstanding by an accrued interest factor. This accrued interest factor is computed by adding the interest factor calculated for each day from August 8, 2019, or from the last date the Company paid or provided for interest to the Holders of the Notes of this series, to the date for which accrued interest is being calculated. The interest factor for each day is computed by dividing the interest rate applicable to that day by 360. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the February 1, May 1, August 1 or November 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date (other than Maturity) with respect to this Note falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day unless such next succeeding Business Day would be in the following month, in which case, the Interest Payment Date shall be the immediately preceding Business Day (in each case, resulting in a corresponding adjustment to the numbers of days in the applicable interest period). If the Maturity falls on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity, and no interest shall accrue on the amount so payable for the period from and after the Maturity until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

2

On any interest determination date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months, in amounts of at least $1,000,000, as such rate appears on Reuters Screen LIBOR01 at approximately 11:00 a.m., London time, on such interest determination date and as provided to the Calculation Agent by the Company. If no offered rate appears on Reuters Screen LIBOR01 on an interest determination date at approximately 11:00 a.m., London time, then the Company shall select four major banks in the London interbank market and shall request each of their principal London offices to provide a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the Company shall select three major banks in New York City and shall request each of them to provide a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the interest determination date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period. Notwithstanding the foregoing, if the Company determines that LIBOR has been permanently discontinued, the Calculation Agent shall use, as directed by the Company, as a substitute for LIBOR and for each future interest determination date, the alternative reference rate that by clear market consensus has replaced LIBOR in customary market usage or, if no such clear market consensus exists, the alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice (the “Alternative Rate”). As part of such substitution, the Company shall make such adjustments (“Adjustments”) to the Alternative Rate or the spread thereon, as well as the Business Day convention, interest determination dates and related provisions and definitions, in each case that are consistent with accepted market practice for the use of such Alternative Rate for debt obligations such as the Notes. In the event that that there is no clear market consensus as to whether any rate has replaced LIBOR in customary market usage and an alternative reference rate is not selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice, the Company shall appoint, in its sole discretion, an independent financial advisor (an “IFA”) to determine an appropriate Alternative Rate and any Adjustments thereon, and the decision of the IFA will be binding on the Company, the Trustee and the Holders of the Notes. If, however, the Company determines that LIBOR has been discontinued, but for any reason an Alternative Rate has not been determined (and the IFA has not determined an Alternate Rate and Adjustments), LIBOR (for purposes of calculating the relevant interest rate) will be equal to such rate on the interest determination date when LIBOR was last available on Reuters Screen LIBOR01 and last used to determine the relevant interest rate.

Upon request from any holder of the Notes, the Calculation Agent shall provide the interest rate in effect for the Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period.

All percentages resulting from any calculation of the interest rate on the Notes shall be rounded to the nearest one millionth of a percentage point with five ten millionths of a percentage point rounded upwards (e.g., 9.8765445% (or .098765445) would be rounded to 9.876545% (or .09876545)), and all dollar amounts used in or resulting from such calculation on the Notes will be rounded to the nearest cent (with one-half cent being rounded upwards).

3

The interest rate on the Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

“London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

4

IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

By:
Name:
Title:

Signature Page to Note

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

Signature Page to Trustee’s Certificate of Authentication

This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its Floating Rate Senior Notes due February 2021 (the “Notes”), limited in initial aggregate principal amount to $500,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated August 8, 2019, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

If (i) the merger has not been completed on or prior to May 14, 2020, or (ii) at any time prior to May 14, 2020, the merger agreement has been validly terminated (other than in connection with the consummation of the merger) (the earlier to occur of the events described in clause (i) or (ii), the “special mandatory redemption event”), the Company shall be required to redeem all of the Notes on the special mandatory redemption date (as defined below) at a redemption price (the “special mandatory redemption price”) equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. Upon the occurrence of a special mandatory redemption event, the Company shall promptly (but in no event later than ten Business Days following such special mandatory redemption event) cause notice (a “special mandatory redemption notice”) to be delivered electronically or mailed, with a copy to the Trustee, to each Holder at its registered address (such date of notification to the Holders, the “special mandatory redemption notice date”). The notice will inform Holders that the Notes will be redeemed on the redemption date set forth in such notice, which will be no earlier than three Business Days and no later than 60 days from the special mandatory redemption notice date (such date, the “special mandatory redemption date”), and that all of the outstanding Notes will be redeemed at the special mandatory redemption price on the special mandatory redemption date automatically and without any further action by the Holders of the Notes. At or prior to 10:00 a.m., New York City time, on the special mandatory redemption date, the Company shall deposit with the Trustee funds sufficient to pay the special mandatory redemption price for all of the Notes to be redeemed. If such deposit is made as provided above, the Notes will cease to bear interest on and after the special mandatory redemption date.

“merger” means the merger of Baseball Merger Sub, Inc., an indirect wholly-owned subsidiary of the Company, with and into Anadarko Petroleum Corporation pursuant to the merger agreement.

“merger agreement” means the Agreement and Plan of Merger, dated as of May 9, 2019, by and among the Company, Anadarko Petroleum Corporation and Baseball Merger Sub 1, Inc.

The Notes are not redeemable at the option of the Company prior to the Stated Maturity.

If an Event of Default with respect to Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent  of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

2

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

3

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint_______________________________________________________________________________________________________ to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your Signature:
(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

4

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $                         . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian

5

Exhibit B

Form of Certificate Evidencing the Floating Rate Senior Notes due August 2021

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

FLOATING RATE SENIOR NOTE DUE AUGUST 2021

NO.	-	PRINCIPAL AMOUNT:
U.S.$

CUSIP: 674599 CV5
ISIN: US674599CV59

ORIGINAL ISSUE DATE:	August 8, 2019
MATURITY DATE:	August 13, 2021
INTEREST RATE:	The interest rate for a particular interest period will be a per annum rate equal to three-month LIBOR, as determined on the relevant interest determination date, plus 1.250%.
INTEREST PAYMENT DATES:	February 13, May 13, August 13 and November 13, commencing November 13, 2019
REGULAR RECORD DATES:	February 1, May 1, August 1 and November 1
REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

2

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from August 8, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on February 13, May 13, August 13 and November 13 in each year, commencing on November 13, 2019, at the rate per annum specified above, until the principal hereof is paid or made available for payment. The Bank of New York Mellon Trust Company, N.A., will initially serve as the calculation agent (the “Calculation Agent”). So long as any Notes are outstanding there shall be at all times a Calculation Agent. If the Bank of New York Mellon Trust Company, N.A. is unable or unwilling to continue to act as the Calculation Agent, the Company will appoint another Calculation Agent in its place. The interest determination date for an interest period will be the second London Business Day preceding the first day of such interest period. Promptly upon determination, the Calculation Agent will inform the Trustee and the Company of the interest rate for the next interest period. Absent manifest error, the determination of the interest rate by the Calculation Agent shall be binding and conclusive on all Holders of the Notes, the Trustee and the Company. Interest on the Notes will accrue from and including August 8, 2019, to but excluding the first Interest Payment Date and then from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for to but excluding the next Interest Payment Date, Redemption Date, or Maturity Date, as the case may be. Each of these periods is referred to as an “interest period”. The amount of accrued interest that the Company will pay for any interest period can be calculated by multiplying the face amount of the Notes of this series then Outstanding by an accrued interest factor. This accrued interest factor is computed by adding the interest factor calculated for each day from August 8, 2019, or from the last date the Company paid or provided for interest to the Holders of the Notes of this series, to the date for which accrued interest is being calculated. The interest factor for each day is computed by dividing the interest rate applicable to that day by 360. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the February 1, May 1, August 1 or November 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date (other than Maturity) with respect to this Note falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day unless such next succeeding Business Day would be in the following month, in which case, the Interest Payment Date shall be the immediately preceding Business Day (in each case, resulting in a corresponding adjustment to the numbers of days in the applicable interest period). If the Maturity falls on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity, and no interest shall accrue on the amount so payable for the period from and after the Maturity until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

3

On any interest determination date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months, in amounts of at least $1,000,000, as such rate appears on Reuters Screen LIBOR01 at approximately 11:00 a.m., London time, on such interest determination date and as provided to the Calculation Agent by the Company. If no offered rate appears on Reuters Screen LIBOR01 on an interest determination date at approximately 11:00 a.m., London time, then the Company shall select four major banks in the London interbank market and shall request each of their principal London offices to provide a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the Company shall select three major banks in New York City and shall request each of them to provide a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the interest determination date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period. Notwithstanding the foregoing, if the Company determines that LIBOR has been permanently discontinued, the Calculation Agent shall use, as directed by the Company, as a substitute for LIBOR and for each future interest determination date, the alternative reference rate that by clear market consensus has replaced LIBOR in customary market usage or, if no such clear market consensus exists, the alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice (the “Alternative Rate”). As part of such substitution, the Company shall make such adjustments (“Adjustments”) to the Alternative Rate or the spread thereon, as well as the Business Day convention, interest determination dates and related provisions and definitions, in each case that are consistent with accepted market practice for the use of such Alternative Rate for debt obligations such as the Notes. In the event that that there is no clear market consensus as to whether any rate has replaced LIBOR in customary market usage and an alternative reference rate is not selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice, the Company shall appoint, in its sole discretion, an independent financial advisor (an “IFA”) to determine an appropriate Alternative Rate and any Adjustments thereon, and the decision of the IFA will be binding on the Company, the Trustee and the Holders of the Notes. If, however, the Company determines that LIBOR has been discontinued, but for any reason an Alternative Rate has not been determined (and the IFA has not determined an Alternate Rate and Adjustments), LIBOR (for purposes of calculating the relevant interest rate) will be equal to such rate on the interest determination date when LIBOR was last available on Reuters Screen LIBOR01 and last used to determine the relevant interest rate.

Upon request from any holder of the Notes, the Calculation Agent shall provide the interest rate in effect for the Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period.

All percentages resulting from any calculation of the interest rate on the Notes shall be rounded to the nearest one millionth of a percentage point with five ten millionths of a percentage point rounded upwards (e.g., 9.8765445% (or .098765445) would be rounded to 9.876545% (or .09876545)), and all dollar amounts used in or resulting from such calculation on the Notes will be rounded to the nearest cent (with one-half cent being rounded upwards).

4

The interest rate on the Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

“London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

5

IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

By:
Name:
Title:

Signature Page to Note

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its Floating Rate Senior Notes due August 2021 (the “Notes”), limited in initial aggregate principal amount to $500,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated August 8, 2019, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

If (i) the merger has not been completed on or prior to May 14, 2020, or (ii) at any time prior to May 14, 2020, the merger agreement has been validly terminated (other than in connection with the consummation of the merger) (the earlier to occur of the events described in clause (i) or (ii), the “special mandatory redemption event”), the Company shall be required to redeem all of the Notes on the special mandatory redemption date (as defined below) at a redemption price (the “special mandatory redemption price”) equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. Upon the occurrence of a special mandatory redemption event, the Company shall promptly (but in no event later than ten Business Days following such special mandatory redemption event) cause notice (a “special mandatory redemption notice”) to be delivered electronically or mailed, with a copy to the Trustee, to each Holder at its registered address (such date of notification to the Holders, the “special mandatory redemption notice date”). The notice will inform Holders that the Notes will be redeemed on the redemption date set forth in such notice, which will be no earlier than three Business Days and no later than 60 days from the special mandatory redemption notice date (such date, the “special mandatory redemption date”), and that all of the outstanding Notes will be redeemed at the special mandatory redemption price on the special mandatory redemption date automatically and without any further action by the Holders of the Notes. At or prior to 10:00 a.m., New York City time, on the special mandatory redemption date, the Company shall deposit with the Trustee funds sufficient to pay the special mandatory redemption price for all of the Notes to be redeemed. If such deposit is made as provided above, the Notes will cease to bear interest on and after the special mandatory redemption date.

“merger” means the merger of Baseball Merger Sub, Inc., an indirect wholly-owned subsidiary of the Company, with and into Anadarko Petroleum Corporation pursuant to the merger agreement.

“merger agreement” means the Agreement and Plan of Merger, dated as of May 9, 2019, by and among the Company, Anadarko Petroleum Corporation and Baseball Merger Sub 1, Inc.

The Notes are redeemable, in whole or in part, at the option of the Company on August 13, 2020 or at any time for from time to time thereafter at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the relevant Redemption Date shall be payable to the Holders of the Notes, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

Notice of any redemption will be sent at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed, all as more fully provided in the Indenture. Unless the Company defaults in payment of the Redemption Price (or any accrued and unpaid interest on the Notes or portions thereof to be redeemed), on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes (or portions thereof) to be redeemed shall be selected, in the case of Global Notes, in accordance with the policies and procedures of the depository or, in the case of Definitive Notes, by the Trustee by such method as the Trustee shall deem fair and appropriate, all as more fully provided in the Indenture.

All notices of redemption shall state the Redemption Date, the Redemption Price (or, if not then ascertainable, the manner of calculation thereof), if fewer than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, together with accrued and unpaid interest thereon, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption.

In the event of redemption of this Note in part only, a new Note or Notes of like tenor in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount hereof will be issued in authorized denominations in the name of the Holder hereof upon surrender hereof.

For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed, or to be redeemed, by the Company only in part, to that portion of the principal amount of this Note that has been, or is to be, redeemed.

If an Event of Default with respect to Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

2

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent  of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

3

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

4

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint________________________________________________________________________________________________________ to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your Signature:
(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

5

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $                         . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian

6

Exhibit C

Form of Certificate Evidencing the Floating Rate Senior Notes due 2022

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

FLOATING RATE SENIOR NOTE DUE 2022

NO.	-	PRINCIPAL AMOUNT:
U.S.$

CUSIP: 674599 CQ6
ISIN: US674599CQ64

ORIGINAL ISSUE DATE:	August 8, 2019
MATURITY DATE:	August 15, 2022
INTEREST RATE:	The interest rate for a particular interest period will be a per annum rate equal to three-month LIBOR, as determined on the relevant interest determination date, plus 1.450%.
INTEREST PAYMENT DATES:	February 15, May 15, August 15 and November 15, commencing November 15, 2019
REGULAR RECORD DATES:	February 1, May 1, August 1 and November 1
REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

2

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from August 8, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on February 15, May 15, August 15 and November 15 in each year, commencing on November 15, 2019, at the rate per annum specified above, until the principal hereof is paid or made available for payment. The Bank of New York Mellon Trust Company, N.A., will initially serve as the calculation agent (the “Calculation Agent”). So long as any Notes are outstanding there shall be at all times a Calculation Agent. If the Bank of New York Mellon Trust Company, N.A. is unable or unwilling to continue to act as the Calculation Agent, the Company will appoint another Calculation Agent in its place. The interest determination date for an interest period will be the second London Business Day preceding the first day of such interest period. Promptly upon determination, the Calculation Agent will inform the Trustee and the Company of the interest rate for the next interest period. Absent manifest error, the determination of the interest rate by the Calculation Agent shall be binding and conclusive on all Holders of the Notes, the Trustee and the Company. Interest on the Notes will accrue from and including August 8, 2019, to but excluding the first Interest Payment Date and then from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for to but excluding the next Interest Payment Date, Redemption Date, or Maturity Date, as the case may be. Each of these periods is referred to as an “interest period”. The amount of accrued interest that the Company will pay for any interest period can be calculated by multiplying the face amount of the Notes of this series then Outstanding by an accrued interest factor. This accrued interest factor is computed by adding the interest factor calculated for each day from August 8, 2019, or from the last date the Company paid or provided for interest to the Holders of the Notes of this series, to the date for which accrued interest is being calculated. The interest factor for each day is computed by dividing the interest rate applicable to that day by 360. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the February 1, May 1, August 1 or November 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date (other than Maturity) with respect to this Note falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day unless such next succeeding Business Day would be in the following month, in which case, the Interest Payment Date shall be the immediately preceding Business Day (in each case, resulting in a corresponding adjustment to the numbers of days in the applicable interest period). If the Maturity falls on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity, and no interest shall accrue on the amount so payable for the period from and after the Maturity until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

3

On any interest determination date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months, in amounts of at least $1,000,000, as such rate appears on Reuters Screen LIBOR01 at approximately 11:00 a.m., London time, on such interest determination date and as provided to the Calculation Agent by the Company. If no offered rate appears on Reuters Screen LIBOR01 on an interest determination date at approximately 11:00 a.m., London time, then the Company shall select four major banks in the London interbank market and shall request each of their principal London offices to provide a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the Company shall select three major banks in New York City and shall request each of them to provide a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the interest determination date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period. Notwithstanding the foregoing, if the Company determines that LIBOR has been permanently discontinued, the Calculation Agent shall use, as directed by the Company, as a substitute for LIBOR and for each future interest determination date, the alternative reference rate that by clear market consensus has replaced LIBOR in customary market usage or, if no such clear market consensus exists, the alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice (the “Alternative Rate”). As part of such substitution, the Company shall make such adjustments (“Adjustments”) to the Alternative Rate or the spread thereon, as well as the Business Day convention, interest determination dates and related provisions and definitions, in each case that are consistent with accepted market practice for the use of such Alternative Rate for debt obligations such as the Notes. In the event that that there is no clear market consensus as to whether any rate has replaced LIBOR in customary market usage and an alternative reference rate is not selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice, the Company shall appoint, in its sole discretion, an independent financial advisor (an “IFA”) to determine an appropriate Alternative Rate and any Adjustments thereon, and the decision of the IFA will be binding on the Company, the Trustee and the Holders of the Notes. If, however, the Company determines that LIBOR has been discontinued, but for any reason an Alternative Rate has not been determined (and the IFA has not determined an Alternate Rate and Adjustments), LIBOR (for purposes of calculating the relevant interest rate) will be equal to such rate on the interest determination date when LIBOR was last available on Reuters Screen LIBOR01 and last used to determine the relevant interest rate.

Upon request from any holder of the Notes, the Calculation Agent shall provide the interest rate in effect for the Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period.

All percentages resulting from any calculation of the interest rate on the Notes shall be rounded to the nearest one millionth of a percentage point with five ten millionths of a percentage point rounded upwards (e.g., 9.8765445% (or .098765445) would be rounded to 9.876545% (or .09876545)), and all dollar amounts used in or resulting from such calculation on the Notes will be rounded to the nearest cent (with one-half cent being rounded upwards).

4

The interest rate on the Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

“London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

5

IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

By:
Name:
Title:

Signature Page to Note

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

Signature Page to Trustee’s Certificate of Authentication

This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its Floating Rate Senior Notes due 2022 (the “Notes”), limited in initial aggregate principal amount to $1,500,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated August 8, 2019, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

If (i) the merger has not been completed on or prior to May 14, 2020, or (ii) at any time prior to May 14, 2020, the merger agreement has been validly terminated (other than in connection with the consummation of the merger) (the earlier to occur of the events described in clause (i) or (ii), the “special mandatory redemption event”), the Company shall be required to redeem all of the Notes on the special mandatory redemption date (as defined below) at a redemption price (the “special mandatory redemption price”) equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. Upon the occurrence of a special mandatory redemption event, the Company shall promptly (but in no event later than ten Business Days following such special mandatory redemption event) cause notice (a “special mandatory redemption notice”) to be delivered electronically or mailed, with a copy to the Trustee, to each Holder at its registered address (such date of notification to the Holders, the “special mandatory redemption notice date”). The notice will inform Holders that the Notes will be redeemed on the redemption date set forth in such notice, which will be no earlier than three Business Days and no later than 60 days from the special mandatory redemption notice date (such date, the “special mandatory redemption date”), and that all of the outstanding Notes will be redeemed at the special mandatory redemption price on the special mandatory redemption date automatically and without any further action by the Holders of the Notes. At or prior to 10:00 a.m., New York City time, on the special mandatory redemption date, the Company shall deposit with the Trustee funds sufficient to pay the special mandatory redemption price for all of the Notes to be redeemed. If such deposit is made as provided above, the Notes will cease to bear interest on and after the special mandatory redemption date.

“merger” means the merger of Baseball Merger Sub, Inc., an indirect wholly-owned subsidiary of the Company, with and into Anadarko Petroleum Corporation pursuant to the merger agreement.

“merger agreement” means the Agreement and Plan of Merger, dated as of May 9, 2019, by and among the Company, Anadarko Petroleum Corporation and Baseball Merger Sub 1, Inc.

The Notes are redeemable, in whole or in part, at the option of the Company on August 15, 2020 or at any time for from time to time thereafter at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the relevant Redemption Date shall be payable to the Holders of the Notes, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

Notice of any redemption will be sent at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed, all as more fully provided in the Indenture. Unless the Company defaults in payment of the Redemption Price (or any accrued and unpaid interest on the Notes or portions thereof to be redeemed), on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes (or portions thereof) to be redeemed shall be selected, in the case of Global Notes, in accordance with the policies and procedures of the depository or, in the case of Definitive Notes, by the Trustee by such method as the Trustee shall deem fair and appropriate, all as more fully provided in the Indenture.

All notices of redemption shall state the Redemption Date, the Redemption Price (or, if not then ascertainable, the manner of calculation thereof), if fewer than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, together with accrued and unpaid interest thereon, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption.

In the event of redemption of this Note in part only, a new Note or Notes of like tenor in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount hereof will be issued in authorized denominations in the name of the Holder hereof upon surrender hereof.

For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed, or to be redeemed, by the Company only in part, to that portion of the principal amount of this Note that has been, or is to be, redeemed.

If an Event of Default with respect to Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

2

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent  of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

3

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

4

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint________________________________________________________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your Signature:
(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

5

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $                         . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian

6

Exhibit D

Form of Certificate Evidencing the 2.600% Senior Notes due 2021

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

2.600% SENIOR NOTE DUE 2021

NO.	-	PRINCIPAL AMOUNT:
U.S.$

CUSIP: 674599 CU7
ISIN: US674599CU76

ORIGINAL ISSUE DATE:	August 8, 2019
MATURITY DATE:	August 13, 2021
INTEREST RATE:	2.600% per annum
INTEREST PAYMENT DATES:	February 13 and August 13, commencing February 13, 2020
REGULAR RECORD DATES:	February 1 and August 1
REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from August 8, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 13 and August 13 in each year, commencing on February 13, 2020, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest payments for this Note will include interest accrued to but excluding each Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or Maturity will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be, until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

2

IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

By:
Name:
Title:

Signature Page to Note

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

Signature Page to Trustee’s Certificate of Authentication

This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its 2.600% Senior Notes due 2021 (the “Notes”), limited in initial aggregate principal amount to $1,500,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated August 8, 2019, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

If (i) the merger has not been completed on or prior to May 14, 2020, or (ii) at any time prior to May 14, 2020, the merger agreement has been validly terminated (other than in connection with the consummation of the merger) (the earlier to occur of the events described in clause (i) or (ii), the “special mandatory redemption event”), the Company shall be required to redeem all of the Notes on the special mandatory redemption date (as defined below) at a redemption price (the “special mandatory redemption price”) equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. Upon the occurrence of a special mandatory redemption event, the Company shall promptly (but in no event later than ten Business Days following such special mandatory redemption event) cause notice (a “special mandatory redemption notice”) to be delivered electronically or mailed, with a copy to the Trustee, to each Holder at its registered address (such date of notification to the Holders, the “special mandatory redemption notice date”). The notice will inform Holders that the Notes will be redeemed on the redemption date set forth in such notice, which will be no earlier than three Business Days and no later than 60 days from the special mandatory redemption notice date (such date, the “special mandatory redemption date”), and that all of the outstanding Notes will be redeemed at the special mandatory redemption price on the special mandatory redemption date automatically and without any further action by the Holders of the Notes. At or prior to 10:00 a.m., New York City time, on the special mandatory redemption date, the Company shall deposit with the Trustee funds sufficient to pay the special mandatory redemption price for all of the Notes to be redeemed. If such deposit is made as provided above, the Notes will cease to bear interest on and after the special mandatory redemption date.

“merger” means the merger of Baseball Merger Sub, Inc., an indirect wholly-owned subsidiary of the Company, with and into Anadarko Petroleum Corporation pursuant to the merger agreement.

“merger agreement” means the Agreement and Plan of Merger, dated as of May 9, 2019, by and among the Company, Anadarko Petroleum Corporation and Baseball Merger Sub 1, Inc.

The Notes are redeemable, in whole at any time or in part from time to time prior to final maturity, at the option of the Company at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed through final maturity (not including any portion of such payments of interest accrued to, but not including, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate (as defined herein) plus 17.5 basis points plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the relevant Redemption Date shall be payable to the Holders of the Notes, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum, as determined by the Quotation Agent, equal to:

•
the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the remaining term of the Notes to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight-line basis rounding to the nearest month; or

•
if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

The Treasury Rate will be calculated at 5:00 p.m. (New York City time) on the third Business Day preceding the Redemption Date by the Quotation Agent.

2

“Comparable Treasury Issue” means, with respect to any Redemption Date, the United States Treasury security selected by the Quotation Agent that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than three Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations, such average in any case to be determined by the Quotation Agent, or (3) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Quotation Agent” means, with respect to any Redemption Date, the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means, with respect to any Redemption Date, each of (1) BofA Securities, Inc. and Citigroup Global Markets Inc. (or their respective affiliates that are primary U.S. Government securities dealers) and their respective successors; provided, however, that if any of them shall cease to be a primary U.S. Government securities dealer in the United States of America (a “Primary Treasury Dealer”), the Company shall substitute for it another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer or Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day in The City of New York preceding such Redemption Date.

Notice of any redemption will be sent at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed, all as more fully provided in the Indenture. Unless the Company defaults in payment of the Redemption Price (or any accrued and unpaid interest on the Notes or portions thereof to be redeemed), on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes (or portions thereof) to be redeemed shall be selected, in the case of Global Notes, in accordance with the policies and procedures of the depository or, in the case of Definitive Notes, by the Trustee by such method as the Trustee shall deem fair and appropriate, all as more fully provided in the Indenture.

All notices of redemption shall state the Redemption Date, the Redemption Price (or, if not then ascertainable, the manner of calculation thereof), if fewer than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, together with accrued and unpaid interest thereon, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption.

3

In the event of redemption of this Note in part only, a new Note or Notes of like tenor in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount hereof will be issued in authorized denominations in the name of the Holder hereof upon surrender hereof.

For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed, or to be redeemed, by the Company only in part, to that portion of the principal amount of this Note that has been, or is to be, redeemed.

If an Event of Default with respect to Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

4

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

5

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

6

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $                         . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian

7

Exhibit E

Form of Certificate Evidencing the 2.700% Senior Notes due 2022

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

2.700% SENIOR NOTE DUE 2022

NO.	-	PRINCIPAL AMOUNT:
U.S.$

CUSIP: 674599 CP8
ISIN: US674599CP81

ORIGINAL ISSUE DATE:	August 8, 2019
MATURITY DATE:	August 15, 2022
INTEREST RATE:	2.700% per annum
INTEREST PAYMENT DATES:	February 15 and August 15, commencing February 15, 2020
REGULAR RECORD DATES:	February 1 and August 1
REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

2

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from August 8, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 in each year, commencing on February 15, 2020, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest payments for this Note will include interest accrued to but excluding each Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or Maturity will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be, until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

3

IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

By:
Name:
Title:

Signature Page to Note

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

Signature Page to Trustee’s Certificate of Authentication

This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its 2.700% Senior Notes due 2022 (the “Notes”), limited in initial aggregate principal amount to $2,000,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated August 8, 2019, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

If (i) the merger has not been completed on or prior to May 14, 2020, or (ii) at any time prior to May 14, 2020, the merger agreement has been validly terminated (other than in connection with the consummation of the merger) (the earlier to occur of the events described in clause (i) or (ii), the “special mandatory redemption event”), the Company shall be required to redeem all of the Notes on the special mandatory redemption date (as defined below) at a redemption price (the “special mandatory redemption price”) equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. Upon the occurrence of a special mandatory redemption event, the Company shall promptly (but in no event later than ten Business Days following such special mandatory redemption event) cause notice (a “special mandatory redemption notice”) to be delivered electronically or mailed, with a copy to the Trustee, to each Holder at its registered address (such date of notification to the Holders, the “special mandatory redemption notice date”). The notice will inform Holders that the Notes will be redeemed on the redemption date set forth in such notice, which will be no earlier than three Business Days and no later than 60 days from the special mandatory redemption notice date (such date, the “special mandatory redemption date”), and that all of the outstanding Notes will be redeemed at the special mandatory redemption price on the special mandatory redemption date automatically and without any further action by the Holders of the Notes. At or prior to 10:00 a.m., New York City time, on the special mandatory redemption date, the Company shall deposit with the Trustee funds sufficient to pay the special mandatory redemption price for all of the Notes to be redeemed. If such deposit is made as provided above, the Notes will cease to bear interest on and after the special mandatory redemption date.

Signature Page to Trustee’s Certificate of Authentication

“merger” means the merger of Baseball Merger Sub, Inc., an indirect wholly-owned subsidiary of the Company, with and into Anadarko Petroleum Corporation pursuant to the merger agreement.

“merger agreement” means the Agreement and Plan of Merger, dated as of May 9, 2019, by and among the Company, Anadarko Petroleum Corporation and Baseball Merger Sub 1, Inc.

The Notes are redeemable, in whole at any time or in part from time to time prior to final maturity, at the option of the Company at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed through final maturity (not including any portion of such payments of interest accrued to, but not including, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate (as defined herein) plus 20 basis points plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the relevant Redemption Date shall be payable to the Holders of the Notes, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum, as determined by the Quotation Agent, equal to:

•
the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the remaining term of the Notes to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight-line basis rounding to the nearest month; or

•
if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

The Treasury Rate will be calculated at 5:00 p.m. (New York City time) on the third Business Day preceding the Redemption Date by the Quotation Agent.

2

“Comparable Treasury Issue” means, with respect to any Redemption Date, the United States Treasury security selected by the Quotation Agent that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than three Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations, such average in any case to be determined by the Quotation Agent, or (3) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Quotation Agent” means, with respect to any Redemption Date, the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means, with respect to any Redemption Date, each of (1) BofA Securities, Inc. and Citigroup Global Markets Inc. (or their respective affiliates that are primary U.S. Government securities dealers) and their respective successors; provided, however, that if any of them shall cease to be a primary U.S. Government securities dealer in the United States of America (a “Primary Treasury Dealer”), the Company shall substitute for it another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer or Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day in The City of New York preceding such Redemption Date.

Notice of any redemption will be sent at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed, all as more fully provided in the Indenture. Unless the Company defaults in payment of the Redemption Price (or any accrued and unpaid interest on the Notes or portions thereof to be redeemed), on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes (or portions thereof) to be redeemed shall be selected, in the case of Global Notes, in accordance with the policies and procedures of the depository or, in the case of Definitive Notes, by the Trustee by such method as the Trustee shall deem fair and appropriate, all as more fully provided in the Indenture.

All notices of redemption shall state the Redemption Date, the Redemption Price (or, if not then ascertainable, the manner of calculation thereof), if fewer than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, together with accrued and unpaid interest thereon, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption.

3

In the event of redemption of this Note in part only, a new Note or Notes of like tenor in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount hereof will be issued in authorized denominations in the name of the Holder hereof upon surrender hereof.

For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed, or to be redeemed, by the Company only in part, to that portion of the principal amount of this Note that has been, or is to be, redeemed.

If an Event of Default with respect to Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

4

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

5

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your Signature:
(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

6

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $                         . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian

7

Exhibit F

Form of Certificate Evidencing the 2.900% Senior Notes due 2024

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

2.900% SENIOR NOTE DUE 2024

NO.	-	PRINCIPAL AMOUNT:
U.S.$

CUSIP: 674599 CW3
ISIN: US674599CW33

ORIGINAL ISSUE DATE:	August 8, 2019
MATURITY DATE:	August 15, 2024
INTEREST RATE:	2.900% per annum
INTEREST PAYMENT DATES:	February 15 and August 15, commencing February 15, 2020
REGULAR RECORD DATES:	February 1 and August 1
REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

2

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from August 8, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 in each year, commencing on February 15, 2020, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest payments for this Note will include interest accrued to but excluding each Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or Maturity will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be, until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

3

IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

By:
Name:
Title:

Signature Page to Note

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

Signature Page to Trustee’s Certificate of Authentication

This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its 2.900% Senior Notes due 2024 (the “Notes”), limited in initial aggregate principal amount to $3,000,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated August 8, 2019, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

If (i) the merger has not been completed on or prior to May 14, 2020, or (ii) at any time prior to May 14, 2020, the merger agreement has been validly terminated (other than in connection with the consummation of the merger) (the earlier to occur of the events described in clause (i) or (ii), the “special mandatory redemption event”), the Company shall be required to redeem all of the Notes on the special mandatory redemption date (as defined below) at a redemption price (the “special mandatory redemption price”) equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. Upon the occurrence of a special mandatory redemption event, the Company shall promptly (but in no event later than ten Business Days following such special mandatory redemption event) cause notice (a “special mandatory redemption notice”) to be delivered electronically or mailed, with a copy to the Trustee, to each Holder at its registered address (such date of notification to the Holders, the “special mandatory redemption notice date”). The notice will inform Holders that the Notes will be redeemed on the redemption date set forth in such notice, which will be no earlier than three Business Days and no later than 60 days from the special mandatory redemption notice date (such date, the “special mandatory redemption date”), and that all of the outstanding Notes will be redeemed at the special mandatory redemption price on the special mandatory redemption date automatically and without any further action by the Holders of the Notes. At or prior to 10:00 a.m., New York City time, on the special mandatory redemption date, the Company shall deposit with the Trustee funds sufficient to pay the special mandatory redemption price for all of the Notes to be redeemed. If such deposit is made as provided above, the Notes will cease to bear interest on and after the special mandatory redemption date.

“merger” means the merger of Baseball Merger Sub, Inc., an indirect wholly-owned subsidiary of the Company, with and into Anadarko Petroleum Corporation pursuant to the merger agreement.

“merger agreement” means the Agreement and Plan of Merger, dated as of May 9, 2019, by and among the Company, Anadarko Petroleum Corporation and Baseball Merger Sub 1, Inc.

The Notes are redeemable, in whole at any time or in part from time to time prior to July 15, 2024 (the “Par Call Date”), at the option of the Company at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed through the Par Call Date (not including any portion of such payments of interest accrued to, but not including, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate (as defined herein) plus 25 basis points plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date. On and after the Par Call Date, the Notes are redeemable, in whole at any time or in part from time to time, at the option of the Company at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the relevant Redemption Date shall be payable to the Holders of the Notes, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum, as determined by the Quotation Agent, equal to:

•
the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes mature on the Par Call Date), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight-line basis rounding to the nearest month; or

•
if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

2

The Treasury Rate will be calculated at 5:00 p.m. (New York City time) on the third Business Day preceding the Redemption Date by the Quotation Agent.

“Comparable Treasury Issue” means, with respect to any Redemption Date, the United States Treasury security selected by the Quotation Agent that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes (assuming, for this purpose, that the Notes mature on the Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than three Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations, such average in any case to be determined by the Quotation Agent, or (3) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Quotation Agent” means, with respect to any Redemption Date, the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means, with respect to any Redemption Date, each of (1) BofA Securities, Inc. and Citigroup Global Markets Inc. (or their respective affiliates that are primary U.S. Government securities dealers) and their respective successors; provided, however, that if any of them shall cease to be a primary U.S. Government securities dealer in the United States of America (a “Primary Treasury Dealer”), the Company shall substitute for it another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer or Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day in The City of New York preceding such Redemption Date.

Notice of any redemption will be sent at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed, all as more fully provided in the Indenture. Unless the Company defaults in payment of the Redemption Price (or any accrued and unpaid interest on the Notes or portions thereof to be redeemed), on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes (or portions thereof) to be redeemed shall be selected, in the case of Global Notes, in accordance with the policies and procedures of the depository or, in the case of Definitive Notes, by the Trustee by such method as the Trustee shall deem fair and appropriate, all as more fully provided in the Indenture.

3

All notices of redemption shall state the Redemption Date, the Redemption Price (or, if not then ascertainable, the manner of calculation thereof), if fewer than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, together with accrued and unpaid interest thereon, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption.

In the event of redemption of this Note in part only, a new Note or Notes of like tenor in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount hereof will be issued in authorized denominations in the name of the Holder hereof upon surrender hereof.

For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed, or to be redeemed, by the Company only in part, to that portion of the principal amount of this Note that has been, or is to be, redeemed.

If an Event of Default with respect to Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

4

The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

5

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint________________________________________________________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your Signature:
(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

6

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $                         . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian

7

Exhibit G

Form of Certificate Evidencing the 3.200% Senior Notes due 2026

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

 3.200% SENIOR NOTE DUE 2026

NO.	-	PRINCIPAL AMOUNT:
U.S.$

CUSIP: 674599 CR4
ISIN: US674599CR48

ORIGINAL ISSUE DATE:	August 8, 2019
MATURITY DATE:	August 15, 2026
INTEREST RATE:	3.200% per annum
INTEREST PAYMENT DATES:	February 15 and August 15, commencing February 15, 2020
REGULAR RECORD DATES:	February 1 and August 1
REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

2

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from August 8, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 in each year, commencing on February 15, 2020, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest payments for this Note will include interest accrued to but excluding each Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or Maturity will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be, until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

3

IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

By:
Name:
Title:

Signature Page to Note

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

Signature Page to Trustee’s Certificate of Authentication

This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its 3.200% Senior Notes due 2026 (the “Notes”), limited in initial aggregate principal amount to $1,000,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated August 8, 2019, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

If (i) the merger has not been completed on or prior to May 14, 2020, or (ii) at any time prior to May 14, 2020, the merger agreement has been validly terminated (other than in connection with the consummation of the merger) (the earlier to occur of the events described in clause (i) or (ii), the “special mandatory redemption event”), the Company shall be required to redeem all of the Notes on the special mandatory redemption date (as defined below) at a redemption price (the “special mandatory redemption price”) equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. Upon the occurrence of a special mandatory redemption event, the Company shall promptly (but in no event later than ten Business Days following such special mandatory redemption event) cause notice (a “special mandatory redemption notice”) to be delivered electronically or mailed, with a copy to the Trustee, to each Holder at its registered address (such date of notification to the Holders, the “special mandatory redemption notice date”). The notice will inform Holders that the Notes will be redeemed on the redemption date set forth in such notice, which will be no earlier than three Business Days and no later than 60 days from the special mandatory redemption notice date (such date, the “special mandatory redemption date”), and that all of the outstanding Notes will be redeemed at the special mandatory redemption price on the special mandatory redemption date automatically and without any further action by the Holders of the Notes. At or prior to 10:00 a.m., New York City time, on the special mandatory redemption date, the Company shall deposit with the Trustee funds sufficient to pay the special mandatory redemption price for all of the Notes to be redeemed. If such deposit is made as provided above, the Notes will cease to bear interest on and after the special mandatory redemption date.

“merger” means the merger of Baseball Merger Sub, Inc., an indirect wholly-owned subsidiary of the Company, with and into Anadarko Petroleum Corporation pursuant to the merger agreement.

“merger agreement” means the Agreement and Plan of Merger, dated as of May 9, 2019, by and among the Company, Anadarko Petroleum Corporation and Baseball Merger Sub 1, Inc.

The Notes are redeemable, in whole at any time or in part from time to time prior to June 15, 2026 (the “Par Call Date”), at the option of the Company at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed through the Par Call Date (not including any portion of such payments of interest accrued to, but not including, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate (as defined herein) plus 25 basis points plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date. On and after the Par Call Date, the Notes are redeemable, in whole at any time or in part from time to time, at the option of the Company at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the relevant Redemption Date shall be payable to the Holders of the Notes, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum, as determined by the Quotation Agent, equal to:

●
the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes mature on the Par Call Date), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight-line basis rounding to the nearest month; or

●
if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

2

The Treasury Rate will be calculated at 5:00 p.m. (New York City time) on the third Business Day preceding the Redemption Date by the Quotation Agent.

“Comparable Treasury Issue” means, with respect to any Redemption Date, the United States Treasury security selected by the Quotation Agent that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes (assuming, for this purpose, that the Notes mature on the Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than three Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations, such average in any case to be determined by the Quotation Agent, or (3) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Quotation Agent” means, with respect to any Redemption Date, the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means, with respect to any Redemption Date, each of (1) BofA Securities, Inc. and Citigroup Global Markets Inc. (or their respective affiliates that are primary U.S. Government securities dealers) and their respective successors; provided, however, that if any of them shall cease to be a primary U.S. Government securities dealer in the United States of America (a “Primary Treasury Dealer”), the Company shall substitute for it another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer or Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day in The City of New York preceding such Redemption Date.

Notice of any redemption will be sent at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed, all as more fully provided in the Indenture. Unless the Company defaults in payment of the Redemption Price (or any accrued and unpaid interest on the Notes or portions thereof to be redeemed), on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes (or portions thereof) to be redeemed shall be selected, in the case of Global Notes, in accordance with the policies and procedures of the depository or, in the case of Definitive Notes, by the Trustee by such method as the Trustee shall deem fair and appropriate, all as more fully provided in the Indenture.

3

All notices of redemption shall state the Redemption Date, the Redemption Price (or, if not then ascertainable, the manner of calculation thereof), if fewer than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, together with accrued and unpaid interest thereon, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption.

In the event of redemption of this Note in part only, a new Note or Notes of like tenor in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount hereof will be issued in authorized denominations in the name of the Holder hereof upon surrender hereof.

For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed, or to be redeemed, by the Company only in part, to that portion of the principal amount of this Note that has been, or is to be, redeemed.

If an Event of Default with respect to Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

4

The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

5

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint________________________________________________________________________________________ to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your Signature:
(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

6

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $                         . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian

7

Exhibit H

Form of Certificate Evidencing the 3.500% Senior Notes due 2029

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

3.500% SENIOR NOTE DUE 2029

NO.	-	PRINCIPAL AMOUNT:
U.S.$

CUSIP: 674599 CS2
ISIN: US674599CS21

ORIGINAL ISSUE DATE:	August 8, 2019
MATURITY DATE:	August 15, 2029
INTEREST RATE:	3.500% per annum
INTEREST PAYMENT DATES:	February 15 and August 15, commencing February 15, 2020
REGULAR RECORD DATES:	February 1 and August 1
REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

2

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from August 8, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 in each year, commencing on February 15, 2020, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest payments for this Note will include interest accrued to but excluding each Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or Maturity will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be, until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

3

IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

By:
Name:
Title:

Signature Page to Note

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

Signature Page to Trustee’s Certificate of Authentication

This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its 3.500% Senior Notes due 2029 (the “Notes”), limited in initial aggregate principal amount to $1,500,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated August 8, 2019, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

If (i) the merger has not been completed on or prior to May 14, 2020, or (ii) at any time prior to May 14, 2020, the merger agreement has been validly terminated (other than in connection with the consummation of the merger) (the earlier to occur of the events described in clause (i) or (ii), the “special mandatory redemption event”), the Company shall be required to redeem all of the Notes on the special mandatory redemption date (as defined below) at a redemption price (the “special mandatory redemption price”) equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. Upon the occurrence of a special mandatory redemption event, the Company shall promptly (but in no event later than ten Business Days following such special mandatory redemption event) cause notice (a “special mandatory redemption notice”) to be delivered electronically or mailed, with a copy to the Trustee, to each Holder at its registered address (such date of notification to the Holders, the “special mandatory redemption notice date”). The notice will inform Holders that the Notes will be redeemed on the redemption date set forth in such notice, which will be no earlier than three Business Days and no later than 60 days from the special mandatory redemption notice date (such date, the “special mandatory redemption date”), and that all of the outstanding Notes will be redeemed at the special mandatory redemption price on the special mandatory redemption date automatically and without any further action by the Holders of the Notes. At or prior to 10:00 a.m., New York City time, on the special mandatory redemption date, the Company shall deposit with the Trustee funds sufficient to pay the special mandatory redemption price for all of the Notes to be redeemed. If such deposit is made as provided above, the Notes will cease to bear interest on and after the special mandatory redemption date.

“merger” means the merger of Baseball Merger Sub, Inc., an indirect wholly-owned subsidiary of the Company, with and into Anadarko Petroleum Corporation pursuant to the merger agreement.

“merger agreement” means the Agreement and Plan of Merger, dated as of May 9, 2019, by and among the Company, Anadarko Petroleum Corporation and Baseball Merger Sub 1, Inc.

The Notes are redeemable, in whole at any time or in part from time to time prior to May 15, 2029 (the “Par Call Date”), at the option of the Company at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed through the Par Call Date (not including any portion of such payments of interest accrued to, but not including, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate (as defined herein) plus 30 basis points plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date. On and after the Par Call Date, the Notes are redeemable, in whole at any time or in part from time to time, at the option of the Company at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the relevant Redemption Date shall be payable to the Holders of the Notes, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum, as determined by the Quotation Agent, equal to:

●
the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes mature on the Par Call Date), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight-line basis rounding to the nearest month; or

●
if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

2

The Treasury Rate will be calculated at 5:00 p.m. (New York City time) on the third Business Day preceding the Redemption Date by the Quotation Agent.

“Comparable Treasury Issue” means, with respect to any Redemption Date, the United States Treasury security selected by the Quotation Agent that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes (assuming, for this purpose, that the Notes mature on the Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than three Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations, such average in any case to be determined by the Quotation Agent, or (3) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Quotation Agent” means, with respect to any Redemption Date, the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means, with respect to any Redemption Date, each of (1) BofA Securities, Inc. and Citigroup Global Markets Inc. (or their respective affiliates that are primary U.S. Government securities dealers) and their respective successors; provided, however, that if any of them shall cease to be a primary U.S. Government securities dealer in the United States of America (a “Primary Treasury Dealer”), the Company shall substitute for it another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer or Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day in The City of New York preceding such Redemption Date.

Notice of any redemption will be sent at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed, all as more fully provided in the Indenture. Unless the Company defaults in payment of the Redemption Price (or any accrued and unpaid interest on the Notes or portions thereof to be redeemed), on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes (or portions thereof) to be redeemed shall be selected, in the case of Global Notes, in accordance with the policies and procedures of the depository or, in the case of Definitive Notes, by the Trustee by such method as the Trustee shall deem fair and appropriate, all as more fully provided in the Indenture.

3

All notices of redemption shall state the Redemption Date, the Redemption Price (or, if not then ascertainable, the manner of calculation thereof), if fewer than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, together with accrued and unpaid interest thereon, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption.

In the event of redemption of this Note in part only, a new Note or Notes of like tenor in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount hereof will be issued in authorized denominations in the name of the Holder hereof upon surrender hereof.

For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed, or to be redeemed, by the Company only in part, to that portion of the principal amount of this Note that has been, or is to be, redeemed.

If an Event of Default with respect to Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

4

The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

5

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint________________________________________________________________________________________________________ to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your Signature:
(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

6

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $                         . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian

7

Exhibit I

Form of Certificate Evidencing the 4.300% Senior Notes due 2039

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

4.300% SENIOR NOTE DUE 2039

NO.	-	PRINCIPAL AMOUNT:
U.S.$

CUSIP: 674599 CX1
ISIN: US674599CX16

ORIGINAL ISSUE DATE:	August 8, 2019
MATURITY DATE:	August 15, 2039
INTEREST RATE:	4.300% per annum
INTEREST PAYMENT DATES:	February 15 and August 15, commencing February 15, 2020
REGULAR RECORD DATES:	February 1 and August 1
REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

2

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from August 8, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 in each year, commencing on February 15, 2020, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest payments for this Note will include interest accrued to but excluding each Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or Maturity will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be, until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

3

IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

By:
Name:
Title:

Signature Page to Note

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

Signature Page to Trustee’s Certificate of Authentication

This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its 4.300% Senior Notes due 2039 (the “Notes”), limited in initial aggregate principal amount to $750,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated August 8, 2019, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

If (i) the merger has not been completed on or prior to May 14, 2020, or (ii) at any time prior to May 14, 2020, the merger agreement has been validly terminated (other than in connection with the consummation of the merger) (the earlier to occur of the events described in clause (i) or (ii), the “special mandatory redemption event”), the Company shall be required to redeem all of the Notes on the special mandatory redemption date (as defined below) at a redemption price (the “special mandatory redemption price”) equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. Upon the occurrence of a special mandatory redemption event, the Company shall promptly (but in no event later than ten Business Days following such special mandatory redemption event) cause notice (a “special mandatory redemption notice”) to be delivered electronically or mailed, with a copy to the Trustee, to each Holder at its registered address (such date of notification to the Holders, the “special mandatory redemption notice date”). The notice will inform Holders that the Notes will be redeemed on the redemption date set forth in such notice, which will be no earlier than three Business Days and no later than 60 days from the special mandatory redemption notice date (such date, the “special mandatory redemption date”), and that all of the outstanding Notes will be redeemed at the special mandatory redemption price on the special mandatory redemption date automatically and without any further action by the Holders of the Notes. At or prior to 10:00 a.m., New York City time, on the special mandatory redemption date, the Company shall deposit with the Trustee funds sufficient to pay the special mandatory redemption price for all of the Notes to be redeemed. If such deposit is made as provided above, the Notes will cease to bear interest on and after the special mandatory redemption date.

“merger” means the merger of Baseball Merger Sub, Inc., an indirect wholly-owned subsidiary of the Company, with and into Anadarko Petroleum Corporation pursuant to the merger agreement.

“merger agreement” means the Agreement and Plan of Merger, dated as of May 9, 2019, by and among the Company, Anadarko Petroleum Corporation and Baseball Merger Sub 1, Inc.

The Notes are redeemable, in whole at any time or in part from time to time prior to February 15, 2039 (the “Par Call Date”), at the option of the Company at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed through the Par Call Date (not including any portion of such payments of interest accrued to, but not including, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate (as defined herein) plus 35 basis points plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date. On and after the Par Call Date, the Notes are redeemable, in whole at any time or in part from time to time, at the option of the Company at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the relevant Redemption Date shall be payable to the Holders of the Notes, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum, as determined by the Quotation Agent, equal to:

●
the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes mature on the Par Call Date), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight-line basis rounding to the nearest month; or

●
if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

2

The Treasury Rate will be calculated at 5:00 p.m. (New York City time) on the third Business Day preceding the Redemption Date by the Quotation Agent.

“Comparable Treasury Issue” means, with respect to any Redemption Date, the United States Treasury security selected by the Quotation Agent that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes (assuming, for this purpose, that the Notes mature on the Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than three Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations, such average in any case to be determined by the Quotation Agent, or (3) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Quotation Agent” means, with respect to any Redemption Date, the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means, with respect to any Redemption Date, each of (1) BofA Securities, Inc. and Citigroup Global Markets Inc. (or their respective affiliates that are primary U.S. Government securities dealers) and their respective successors; provided, however, that if any of them shall cease to be a primary U.S. Government securities dealer in the United States of America (a “Primary Treasury Dealer”), the Company shall substitute for it another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer or Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day in The City of New York preceding such Redemption Date.

Notice of any redemption will be sent at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed, all as more fully provided in the Indenture. Unless the Company defaults in payment of the Redemption Price (or any accrued and unpaid interest on the Notes or portions thereof to be redeemed), on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes (or portions thereof) to be redeemed shall be selected, in the case of Global Notes, in accordance with the policies and procedures of the depository or, in the case of Definitive Notes, by the Trustee by such method as the Trustee shall deem fair and appropriate, all as more fully provided in the Indenture.

3

All notices of redemption shall state the Redemption Date, the Redemption Price (or, if not then ascertainable, the manner of calculation thereof), if fewer than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, together with accrued and unpaid interest thereon, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption.

In the event of redemption of this Note in part only, a new Note or Notes of like tenor in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount hereof will be issued in authorized denominations in the name of the Holder hereof upon surrender hereof.

For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed, or to be redeemed, by the Company only in part, to that portion of the principal amount of this Note that has been, or is to be, redeemed.

If an Event of Default with respect to Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

4

The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

5

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint________________________________________________________________________________________________________ to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your Signature:
(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

6

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $                         . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian

7

Exhibit J
Form of Certificate Evidencing the 4.400% Senior Notes due 2049

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

4.400% SENIOR NOTE DUE 2049

NO.	-	PRINCIPAL AMOUNT:
U.S.$

CUSIP: 674599 CY9
ISIN: US674599CY98

ORIGINAL ISSUE DATE:	August 8, 2019
MATURITY DATE:	August 15, 2049
INTEREST RATE:	4.400% per annum
INTEREST PAYMENT DATES:	February 15 and August 15, commencing February 15, 2020
REGULAR RECORD DATES:	February 1 and August 1
REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

2

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from August 8, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 in each year, commencing on February 15, 2020, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest payments for this Note will include interest accrued to but excluding each Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or Maturity will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be, until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

3

IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

By:
Name:
Title:

Signature Page to Note

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

Signature Page to Trustee’s Certificate of Authentication

This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its 4.400% Senior Notes due 2049 (the “Notes”), limited in initial aggregate principal amount to $750,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated August 8, 2019, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

If (i) the merger has not been completed on or prior to May 14, 2020, or (ii) at any time prior to May 14, 2020, the merger agreement has been validly terminated (other than in connection with the consummation of the merger) (the earlier to occur of the events described in clause (i) or (ii), the “special mandatory redemption event”), the Company shall be required to redeem all of the Notes on the special mandatory redemption date (as defined below) at a redemption price (the “special mandatory redemption price”) equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. Upon the occurrence of a special mandatory redemption event, the Company shall promptly (but in no event later than ten Business Days following such special mandatory redemption event) cause notice (a “special mandatory redemption notice”) to be delivered electronically or mailed, with a copy to the Trustee, to each Holder at its registered address (such date of notification to the Holders, the “special mandatory redemption notice date”). The notice will inform Holders that the Notes will be redeemed on the redemption date set forth in such notice, which will be no earlier than three Business Days and no later than 60 days from the special mandatory redemption notice date (such date, the “special mandatory redemption date”), and that all of the outstanding Notes will be redeemed at the special mandatory redemption price on the special mandatory redemption date automatically and without any further action by the Holders of the Notes. At or prior to 10:00 a.m., New York City time, on the special mandatory redemption date, the Company shall deposit with the Trustee funds sufficient to pay the special mandatory redemption price for all of the Notes to be redeemed. If such deposit is made as provided above, the Notes will cease to bear interest on and after the special mandatory redemption date.

“merger” means the merger of Baseball Merger Sub, Inc., an indirect wholly-owned subsidiary of the Company, with and into Anadarko Petroleum Corporation pursuant to the merger agreement.

“merger agreement” means the Agreement and Plan of Merger, dated as of May 9, 2019, by and among the Company, Anadarko Petroleum Corporation and Baseball Merger Sub 1, Inc.

The Notes are redeemable, in whole at any time or in part from time to time prior to February 15, 2049 (the “Par Call Date”), at the option of the Company at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed through the Par Call Date (not including any portion of such payments of interest accrued to, but not including, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate (as defined herein) plus 35 basis points plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date. On and after the Par Call Date, the Notes are redeemable, in whole at any time or in part from time to time, at the option of the Company at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the relevant Redemption Date shall be payable to the Holders of the Notes, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum, as determined by the Quotation Agent, equal to:

●
the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes mature on the Par Call Date), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight-line basis rounding to the nearest month; or

●
if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

The Treasury Rate will be calculated at 5:00 p.m. (New York City time) on the third Business Day preceding the Redemption Date by the Quotation Agent.

“Comparable Treasury Issue” means, with respect to any Redemption Date, the United States Treasury security selected by the Quotation Agent that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes (assuming, for this purpose, that the Notes mature on the Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than three Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations, such average in any case to be determined by the Quotation Agent, or (3) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Quotation Agent” means, with respect to any Redemption Date, the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means, with respect to any Redemption Date, each of (1) BofA Securities, Inc. and Citigroup Global Markets Inc. (or their respective affiliates that are primary U.S. Government securities dealers) and their respective successors; provided, however, that if any of them shall cease to be a primary U.S. Government securities dealer in the United States of America (a “Primary Treasury Dealer”), the Company shall substitute for it another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer or Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day in The City of New York preceding such Redemption Date.

Notice of any redemption will be sent at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed, all as more fully provided in the Indenture. Unless the Company defaults in payment of the Redemption Price (or any accrued and unpaid interest on the Notes or portions thereof to be redeemed), on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes (or portions thereof) to be redeemed shall be selected, in the case of Global Notes, in accordance with the policies and procedures of the depository or, in the case of Definitive Notes, by the Trustee by such method as the Trustee shall deem fair and appropriate, all as more fully provided in the Indenture.

All notices of redemption shall state the Redemption Date, the Redemption Price (or, if not then ascertainable, the manner of calculation thereof), if fewer than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, together with accrued and unpaid interest thereon, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption.

In the event of redemption of this Note in part only, a new Note or Notes of like tenor in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount hereof will be issued in authorized denominations in the name of the Holder hereof upon surrender hereof.

For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed, or to be redeemed, by the Company only in part, to that portion of the principal amount of this Note that has been, or is to be, redeemed.

If an Event of Default with respect to Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint_______________________________________________________________________________________________________ to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your Signature:
(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $                         . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian